Changes in accounting policies	3 Months Ended
Jan. 31, 2021
Text block [abstract]
Changes in accounting policies
Note 1.    Changes in accounting policies
(a)
Current period changes in accounting policies
Interest Rate Benchmark Reform: Phase 2 Amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16
Various interest rate and other indices that are deemed to be “benchmarks” (including LIBOR) are the subject of international regulatory guidance and proposals for reform. Regulators in various jurisdictions have pushed for the transition from Interbank Offered Rates (IBORs) to alternative benchmark rates (alternative rates), based upon risk free rates determined using actual market transactions. The U.K.’s Financial Conduct Authority (FCA) originally announced in July 2017 that it would not compel banks to submit LIBOR rates after December 2021. In November 2020, the FCA and the ICE Benchmark Administrator (IBA) announced a consultation process that may lead to an 18 month extension to June 30, 2023 for most USD LIBOR tenors with an expectation that originations of new USD LIBOR-linked products would cease after the end of 2021. We are closely monitoring the consultation process.
In response to interest rate benchmark reform, the IASB issued “Interest Rate Benchmark Reform: Phase 2 Amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4, and IFRS 16” (Phase 2 amendments) in August 2020. These amendments address issues that affect financial reporting once an existing rate is replaced with an alternative rate and concludes the IASB’s amendments to financial reporting standards due to the effects of interest rate benchmark reform. While the Phase 2 amendments are effective for annual periods beginning on or after January 1, 2021, we elected to early adopt the Phase 2 amendments effective November 1, 2020. Only the amendments to IAS 39 “Financial Instruments: Recognition and Measurement” (IAS 39), IFRS 7 “Financial Instruments: Disclosures”, IFRS 4 “Insurance Contracts”, and IFRS 16 “Leases” apply to us because we elected to continue to apply the hedge accounting requirements of IAS 39 upon the adoption of IFRS 9 “Financial Instruments” (IFRS 9).
The Phase 2 amendments permit modifications of financial assets, financial liabilities and lessee lease liabilities required as a direct consequence of IBOR reform, and made on an economically equivalent basis to be accounted for by updating the effective interest rate (EIR) prospectively. The amendments also provide temporary relief that allows for hedging relationships to continue upon the replacement of an existing interest rate benchmark with an alternative rate under certain qualifying conditions, including the amendment of the hedge designation and documentation to reflect the new rate, and permits new hedging relationships that are in the scope of the Phase 2 amendments.
The IASB had previously issued “Interest Rate Benchmark Reform: Amendments to IFRS 9, IAS 39 and IFRS 7” (Phase 1 amendments) in September 2019. The Phase 1 amendments provide relief for specific hedge accounting requirements to address uncertainties in the period before the interest rate benchmark reform, and provide specific disclosure requirements for the affected hedging relationships. We adopted the Phase 1 amendments effective November 1, 2019 and the disclosure can be found in Note 1 to the consolidated financial statements included in our 2020 Annual Report.
As IBORs are widely referenced by large volumes of derivative, loan and cash products, the transition presents a number of risks to us, and the industry as a whole. These transition risks include market risk (in the eventuality that new basis risks emerge), model risk, operational risk (as processes are changed or newly introduced), legal risk (as contracts are revised) and conduct risk (in ensuring clients are adequately informed/prepared). In response to the proposed reforms to interest rate benchmarks, we have established an Enterprise IBOR Transition Program (Program), which is supported by a formal governance structure and dedicated working groups that include stakeholders from frontline businesses as well as functional groups such as Treasury, Technology and Operations, Risk Management, Legal and Finance, to manage and coordinate all aspects of the transition, including the identification and mitigation of the risks. An Interbank Offered Rate (IBOR) Steering Committee has been established with responsibility for oversight and execution of the Program. The IBOR Steering Committee manages the impact of the transition risks through appropriate mitigating actions. We also continue to engage with industry associations to incorporate recent developments into our project plan. The Program provides regular updates to the senior management, including the Executive Committee.
As a part of the Program, we are in the process of preparing to transition existing IBOR based contracts to those that reference the new alternative rates, and are developing supporting business processes to support the transition. We have adhered to the International Swaps and Derivatives Association (ISDA) 2020 IBOR Fallbacks Protocol to facilitate the transition of the contractual rate for derivatives with counterparties who have also adhered to the ISDA Protocol. Such transition will be effective on the occurrence of certain prescribed trigger events. We have continued to develop contract remediation plans for our LIBOR referencing products and have continued to make information available to clients, advising them on developments.

We currently consider exposures that are indexed to USD LIBOR and GBP LIBOR with a maturity date beyond December 31, 2021 to be significant exposures that are potentially subject to the transition to an alternative benchmark rate. The following table presents the approximate notional amounts of our derivatives and the gross outstanding balances of our non-derivative financial assets and financial liabilities that are indexed to USD LIBOR, GBP LIBOR and other benchmark rates with a maturity date beyond December 31, 2021, that are expected to be affected by IBOR reform.

	Notional/gross outstanding amounts (1)(2)(3)
$ billions, as at November 1, 2020	USD LIBOR	GBP LIBOR	Others (4)
	Maturing after December 31, 2021 and before June 30, 2023	Maturing after June 30, 2023	Maturing after December 31, 2021
Non-derivative financial assets
Securities	$4.0	$1.9	$–	$–
Loans	18.6	21.2	2.4	–
	22.6	23.1	2.4	–
Non-derivative financial liabilities
Secured borrowing deposits and subordinated indebtedness	–	0.1	1.1	–
Other deposits	0.8	1.0	–	–
	0.8	1.1	1.1	–
Derivatives	276.4	463.3	70.4	33.3
(1)
Excludes financial instruments which reference rates in multi-rate jurisdictions, including Canadian Dollar Offered Rate (CDOR), Euro Interbank Offered Rate (EURIBOR) and Australian Bank Bill Swap Rate. While financial instruments referencing 6-month and 12-month CDOR will be discontinued on May 17, 2021, we do not hold material positions referencing these tenors as of November 1, 2020. Other tenors of CDOR are expected to continue.

(2)
The table excludes undrawn loan commitments. As at November 1, 2020, total outstanding undrawn loan commitments that are potentially subject to the transition with a maturity date beyond December 31, 2021 are
estimated to
be
$53.1 billion, including $52.1

billion which can be drawn in USD LIBOR and
$1.0

billion which can be drawn in GBP LIBOR.

(3)	For cross currency swaps for which both legs reference benchmark rates that are subject to transition, the relevant notional amount for each leg has been included in the table above.
(4)	Includes exposures indexed to JPY LIBOR, CHF LIBOR and EUR LIBOR.
Conceptual Framework for Financial Reporting (Conceptual Framework)
The Conceptual Framework sets out the fundamental concepts that underlie the preparation and presentation of financial statements and serves to guide the IASB in developing IFRS standards. The Conceptual Framework is effective for annual periods beginning on or after January 1, 2020. As a result, CIBC adopted the Conceptual Framework as at November 1, 2020.
There was no impact to our consolidated financial statements and no changes in our accounting policies as a result of adopting the Conceptual Framework.
(b)    Future accounting policy changes
For details on future accounting policy changes, refer to Note 32 to the consolidated financial statements included in our 2020 Annual Report. We are continuing to evaluate the impact of standards that are effective for us after fiscal 2021.